UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

10X Capital Venture Acquisition Corp. III
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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10X CAPITAL VENTURE ACQUISITION CORP. III
1 World Trade Center, 85th Floor
New York, New York 10007

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
10X CAPITAL VENTURE ACQUISITION CORP. III

Dear Shareholders of 10X Capital Venture Acquisition Corp. III:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “10X III,” “we,” “us” or “our”), to be held on July 11, 2024, at 10:00 a.m., Eastern Time, at the offices of the Company, located at One World Trade Center, 85th Floor, New York, NY 10007, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The accompanying proxy statement is dated June 28, 2024, and is first being mailed to shareholders of the Company on or about July 1, 2024.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on January 14, 2022 (the “IPO”), from July 14, 2024 to January 14, 2025 (the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”); and

(b)     as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Proposal is to allow the Company more time to complete a business combination transaction (the “Business Combination”).

The Charter provides that the Company has until July 14, 2024 to complete an initial business combination. While the Company is working toward satisfaction of the conditions to completion of a Business Combination, the Board has determined that there may not be sufficient time before July 14, 2024 to complete a Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. If the Extension Proposal is approved, the Company plans to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal.

In connection with the Extension, holders of public shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding redeemable Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of the Business Combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of June 6, 2024, which was $22,608,776, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.02 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on June 27, 2024, was $[10.99]. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)     prior to 5:00 p.m., Eastern Time, on July 9, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate a Business Combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing

(A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the public warrants, which will expire worthless if the Company fails to complete the Business Combination by July 14, 2024 or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Board has fixed the close of business on June 19, 2024, as the record date for the Extraordinary General Meeting. Only shareholders of record on June 19, 2024, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable. If an initial business combination is not consummated by the Extended Date or the Additional Extension Date, as applicable, assuming the Extension is implemented, and the Company does not obtain an additional extension beyond the Extension Date or the Additional Extension Date, as applicable, the Company will redeem its public shares.

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

On behalf of the Board, the Company would like to thank you for your support of 10X Capital Venture Acquisition Corp. III.

June 28, 2024
By Order of the Board,

Hans Thomas
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” the Extension Proposal and, if presented at the Extraordinary General Meeting, the Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO VALIDLY REDEEM YOUR PUBLIC SHARES, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND TO THE TRANSFER AGENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND TO IDENTIFY YOU AS THE BENEFICIAL HOLDER IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated June 28, 2024
and is first being mailed to the Company’s shareholders with the form of proxy on or about July 1, 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

10X Capital Venture Acquisition Corp. III
1 World Trade Center, 85th Floor
New York, New York 10007

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JULY 11, 2024

Dear Shareholders of 10X Capital Venture Acquisition Corp. III:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), will be held on July 11, 2024, at 10:00 a.m., Eastern Time, at the offices of the Company, located at One World Trade Center, 85th Floor, New York, New York 10007, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on January 14, 2022 (the “IPO”), from July 14, 2024 to January 14, 2025 (the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete a business combination transaction (the “Business Combination”). Approval of the Extension Proposal is a condition to the implementation of the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Approval of the Extension Proposal requires a special resolution under the Cayman Islands Companies Act (as amended) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

In connection with the Extension, holders of public shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares in connection with when an initial business combination is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)     prior to 5:00 p.m., Eastern Time, on July 9, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of the Company’s units must elect to separate such units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares if they vote for or against the Extension Proposal or do not vote at all at the Extraordinary General Meeting.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor is 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares or Private Placement Units (as defined below), including the Class A Ordinary Shares that were issued upon the conversion of the Sponsor’s Class B Ordinary Shares if the Company fails to complete an initial business combination by July 14, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for the Class A Ordinary Shares that were issued upon the conversion of Sponsor’s Class B Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by July 14, 2024 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $11.02 (based on the amount held in the Trust Account as of June 6, 2024). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $11.02 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date or the Additional Extension Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date or the Additional Extension Date, as applicable, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $22,608,776 that was in the Trust Account as of June 6, 2024. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on June 19, 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 13,194,283 Ordinary Shares issued and outstanding, including 13,194,282 Class A Ordinary Shares (including 12,041,282 Class A Ordinary Shares issued in connection with the IPO and 1,153,000 Class A Ordinary Shares held in the aggregate by the Sponsor and Cantor Fitzgerald & Co. through private placement units (the “Private Placement Units”) purchased simultaneously with the consummation of the IPO, such Private Placement Units being comprised of one Class A Ordinary Share and one-third of one redeemable warrant) and 1 Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the Extension Proposal and, if presented, the Adjournment Proposal.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Hans Thomas
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JULY 11, 2024

This Notice of Extraordinary General Meeting and Proxy Statement are available at www.10xspac.com/spacIII.

i

10X CAPITAL VENTURE ACQUISITION CORP. III
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 a.m., Eastern Time, on July 11, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “10X III,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on July 11, 2024, at 10:00 a.m., Eastern Time, at the offices of the Company, located at One World Trade Center, 85th Floor, New York, New York 10007.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position and business strategy, the Business Combination (as defined below), the plans and objectives of management for future operations and a possible extension, and the status of the Company’s listing on the NYSE American and the timing for resolution of the current deficiencies that have been previously identified, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements, including without limitation: we are a blank check company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective; our public shareholders may not be afforded an opportunity to vote on our proposed initial business combination, and even if we hold a vote, holders of our Founder Shares will participate in such vote, which means we may complete our initial business combination even though a majority of our public shareholders do not support such a combination; your only opportunity to affect your investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash; if we seek shareholder approval of our initial business combination, our Initial Shareholders and management team have agreed to vote in favor of such initial business combination, regardless of how our public shareholders vote; the ability of our public shareholders to redeem their shares for cash may make our financial condition unattractive to potential business combination targets, which may make it difficult for us to enter into a business combination with a target; the ability of our public shareholders to exercise redemption rights with respect to a large number of our shares may not allow us to complete the most desirable business combination or optimize our capital structure; the ability of our public shareholders to exercise redemption rights with respect to a large number of our shares could increase the probability that our initial business combination would be unsuccessful and that you would have to wait for liquidation in order to redeem your shares; the reduced size of our Trust Account may make it more difficult for us to complete an initial business combination; there are no assurances that the Extension will enable us to complete an initial business combination; the requirement that we complete our initial business combination by our termination date may give potential target businesses leverage over us in negotiating a business combination and may limit the time we have in which to conduct due diligence on potential business combination targets, in particular as we approach our dissolution deadline, which could undermine our ability to complete our initial business combination on terms that would produce value for our shareholders; we may not be able to complete our initial business combination by our termination date, in which case we would cease all operations except for the purpose of winding up and redeem our public shares and liquidate; if we seek shareholder approval of our initial business combination, our Initial Shareholders, directors, officers, advisors or their affiliates may elect to purchase shares or Public Warrants from public shareholders, which may influence a vote on a proposed business combination and reduce the public “float” of our Class A ordinary shares; if a shareholder fails to receive notice of our offer to redeem our public shares in connection with our initial business combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed; and other risks, uncertainties, and assumptions described under the section entitled “Risk Factors” in this proxy statement as well as those risks, uncertainties and assumptions described in the section entitled “Risk Factors” of the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2023, the preliminary prospectus/proxy statement included in the Registration Statement on Form S-4 (File No. 333-275504) originally filed by the Company with the SEC on November 13, 2023, as it may be amended from time to time (the “Registration Statement”), and elsewhere in the Company’s filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Any forward-looking statements made herein speak only as of the date of this proxy statement, and you should not rely on forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, performance, or achievements reflected in the forward-looking statements will be achieved or will occur. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held in person on July 11, 2024, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On February 18, 2021, 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”), purchased an aggregate of 11,672,500 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”) for an aggregate purchase price of $25,000, or approximately $0.002 per share. On December 1, 2021, the Sponsor surrendered 2,089,167 Class B Ordinary Shares for no consideration, resulting in the Sponsor holding 9,583,333 Class B Ordinary Shares. On January 11, 2022, the Company effected a share capitalization of 421,667 Class B Ordinary Shares, resulting in the Sponsor holding 10,005,000 Class B Ordinary Shares as of August 13, 2021, the date of the Company’s initial public offering (“IPO”). In connection with the underwriter’s partial exercise of the over-allotment option and the expiration of the remaining portion of the over-allotment option, on March 11, 2022, the Sponsor forfeited 5,000 Class B Ordinary Shares at no cost.

Additionally, pursuant to the terms of the Company’s Second Amended and Restated Memorandum and Articles of Association dated December 28, 2022 and as amended by special resolutions dated October 12, 2023 (the “Charter”), on October 17, 2023, the Sponsor elected to convert 9,999,999 Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares (such shares, the “Converted Shares”). The Sponsor will not have any redemption rights in connection with the Converted Shares, and the Converted Shares will be subject to the restrictions on transfer included in the letter agreement dated January 11, 2022 entered into by and among the Company, its officers, its directors and the Sponsor in connection with the Initial Public Offering. Following such conversion, and as a result of the redemptions described above, there were an aggregate of 13,194,282 Class A ordinary shares issued and outstanding, of which 2,041,283 Class A ordinary shares issued and outstanding will have redemption rights, and one Class B ordinary share issued and outstanding.

On January 14, 2022, the Company consummated its IPO of 30,000,000 units, including the issuance of 3,900,000 units as a result of the underwriter’s partial exercise of its over-allotment option, at $10.00 per unit. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) and one-half of one redeemable warrant (the “public warrants”), each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of an aggregate of 1,153,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor and Cantor Fitzgerald & Co. (“Cantor”), generating gross proceeds to the Company of $11,530,000 (the “Private Placement”). Following the closings of the IPO and the Private Placement, a total of $304,500,000, comprised of $294,780,000 of the net proceeds from the IPO (which amount includes $14,280,000 of the underwriter’s deferred commission) and $9,720,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee.

On December 28, 2022, the Company held an extraordinary general meeting at which its shareholders approved, by special resolution, the proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO from January 14, 2023 to July 14, 2023 and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after July 14, 2023 up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to October 14, 2023 (the “First Extension”). In connection with the First Extension, a total of 186 shareholders elected to redeem an aggregate of 25,943,810 Class A Ordinary Shares, representing approximately 83.28% of the issued and outstanding Class A Ordinary Shares. As a result, an aggregate of $266,701,252.01 (or approximately $10.28 per share) was released from the Trust Account to pay such shareholders.

On July 10, 2023, the Board approved the extension of the date by which the Company is required to complete an initial business combination until October 14, 2023.

On October 12, 2023, the Company held an extraordinary general meeting at which the Company’s shareholders voted to, among other things, approve an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association to further extend the date by which the Company must (1) consummate an initial business combination, (2) cease operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares included as part of the Units sold in the Initial Public Offering, from October 14, 2023 to January 14, 2024 (the “Second Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Second Extended Date for up to six additional months, by one or more months each time, upon two days’ advance notice prior to the applicable deadline, up to July 14, 2024 (the “Additional Extension Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Second Extension” and such proposal, the “Second Extension Proposal”). In connection with the Second Extension, holders of an aggregate of 2,014,907 Class A ordinary shares, representing approximately 38.7% of the issued and outstanding Class A ordinary shares, exercised their right to redeem their shares for cash at a redemption price of approximately $10.68 per share. As a result, an aggregate of $21,514,603 million was released from the Trust Account to pay such redeeming shareholders.

On January 9, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until March 14, 2024.

On March 11, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until May 14, 2024.

On May 9, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until July 14, 2024.

What is being voted on?

You are being asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.      As a special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 14, 2024 to January 14, 2025 (the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”); and

2.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General

Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. David Weisburd and Guhan Kandasamy have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 10:00 a.m, Eastern Time, on July 11, 2024, at the offices of the Company, located at One World Trade Center, 85th Floor, New York, New York 10007. The Extraordinary General Meeting will comply with the meeting rules of conduct. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension Proposal?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date or the Additional Extension Date, as applicable. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish holders of public shares’ (“public shareholders”) rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter.

In connection with the Extension, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with a shareholder vote to approve an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date or the Additional Extension Date, as applicable, to complete an initial business combination, unless the Company obtains any additional extension.

The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should elect to redeem your public shares.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

How do the Company insiders intend to vote their shares?

The Sponsor and the Company’s directors and officers and their permitted transferees (collectively, the “Initial Shareholders”) are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Initial Shareholders beneficially owned and were entitled to vote 10,881,000 Ordinary Shares, which represents 82.5% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.02 per share, based on the amounts held in the Trust Account as of June 6, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 10,881,000 Ordinary Shares, which consists of 9,999,999 Class A Ordinary Shares, one Class B Ordinary Share and 881,000 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor. The Sponsor is controlled by its manager, 10X Capital Advisors, LLC (the “Manager”). Hans Thomas, the Chairman of the Board, and David Weisburd, the Company’s Chief Executive Officer and a member of the Board, are the managing members of the Manager. Each of the Company’s directors and officers, including Mr. Thomas and Mr. Weisburd, is a U.S. citizen.

What if I want to vote against or don’t want to vote for any of the proposals presented at the Extraordinary General Meeting?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares, the Converted Shares, or Private Placement Units, if the Company fails to complete an initial business combination by July 14, 2024, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for the Converted Shares, they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by July 14, 2024. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve identifying a target, entering into definitive transaction documents and holding an extraordinary general meeting to consider and approve the Business Combination and related proposals.

The Company is seeking approval of the Extension Proposal because the Company may not be able to complete all of the tasks listed above, and others that may be required to consummate a Business Combination, prior to July 14, 2024.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file a notice of the special resolution amending the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Proposal is approved, any removal from the Trust Account of any amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through its Converted Shares and its one Class B Ordinary Share.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $37,500 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of January 11, 2022, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

The Company will announce preliminary voting results at the Extraordinary General Meeting. The Company will also disclose voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

If I do not elect to redeem my public shares in connection with the Extraordinary General Meeting, would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination, such as the Business Combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination, such as the Business Combination, if and when it is submitted to shareholders. Whether or not you vote in favor of an initial business combination, such as the Business Combination, you will retain your right to redeem your public shares in connection with the consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at One World Trade Center, 85th Floor, New York, New York 10007, attn.: General Counsel, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on July     , 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s General Counsel at the above address, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each proposal to be presented at the Extraordinary General Meeting is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of the Company’s Ordinary Shares as of the close of business on June 19, 2024, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 13,194,283 Ordinary Shares issued and outstanding, consisting of 13,194,282 Class A Ordinary Shares and 1 Class B Ordinary

Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law. The Sponsor owns 10,880,999 Class A Ordinary Shares (which includes 881,000 Class A Ordinary Shares underlying its Private Placement Units) and one Class B Ordinary Share, collectively constituting approximately 82.5% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders.    If the Company’s shares are registered directly in your name with the Company’s transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If the Company’s shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, shareholders who hold their shares through a broker, bank or other nominee are referred to as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Extension Proposal and, if presented, the Adjournment Proposal.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class A Ordinary Shares, Class B Ordinary Shares, Class A ordinary shares contained in the Private Placement Units, and warrants contained in the Private Placement Units that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by July 14, 2024.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and up until the Additional Extension Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account were, after the IPO, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1944, as amended (the “Investment Company Act”).

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies (“SPACs”), like the Company, could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to SPACs, including a company like the Company, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during the Company’s life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until the Company consummates an initial business combination, could increase the likelihood of the Company being found to have been operating as an unregistered investment company more than if the Company sought to potentially mitigate this risk by holding such funds as cash. On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of July 1, 2024, that formally adopted many of the SEC’s proposed rules for SPACs that were released on March 30, 2022 including, among other things, imposing additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to business combination transactions involving such companies; updating and expanding guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increasing the potential liability of certain participants in proposed business combination transactions; and guidance regarding the extent to which SPACs could become subject to regulation under the Investment Company Act.

In order to mitigate the potential risks of being deemed to have been operating as an unregistered investment company for purposes of the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on or about January 10, 2024 and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the SPAC. Interest on such demand deposit account is variable and therefore such rate of interest may decrease or increase significantly. As a result, following a liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or our liquidation.

For more information, see the section entitled “Risk Factors — If the Company is deemed to be an investment company for purposes of the Investment Company Act, it would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.”

How do I vote?

If you are a holder of record of Ordinary Shares on June 19, 2024, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)     prior to 5:00 p.m., Eastern Time, on July 9, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of June 6, 2024, which was $22,608,776, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.02 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on June 7, 2024, was $10.99. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company will also reimbursement banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, or on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2022 and its subsequent Quarterly Reports on Form 10-Q, you should contact:

10X Capital Venture Acquisition Corp. III
1 World Trade Center, 85th Floor
New York, New York 10007
Telephone: (212) 257-0069

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on July 9, 2024 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the SEC on May 22, 2023, the Registration Statement, as it may be amended from time to time, and in other reports the Company files with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in the Company’s securities. Furthermore, if any of the following events occur, the Company’s business, financial condition and operating results may be materially adversely affected or the Company could face liquidation. In that event, the trading price of the Company’s securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones the Company faces. Additional risks and uncertainties that the Company is unaware of, or that the Company currently believes are not material, may also become important factors that adversely affect the Company’s business, financial condition and operating results or result in the Company’s liquidation.

There are no assurances that the Extension will enable the Company to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date or the Additional Extension Date, as applicable. The Company’s ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond its control. If the Extension Proposal is approved, the Company expects to seek shareholder approval of an initial business combination. The Company is required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal and will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Proposal or an initial business combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of the Company’s shares on the open market. The price of the Company’s shares may be volatile, and there can be no assurance that shareholders will be able to dispose of such shares at favorable prices, or at all.

If the Extension Proposal is not approved, the Company will be required to cease all operations on July 14, 2024, except for the purposes of winding up, and would redeem its public shares and liquidate, in which case the Company’s public shareholders may receive only $11.02 per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination, including potential share price appreciation and the ability to exercise the Company’s warrants.

If the Extension Proposal is not approved, the Company will (i) cease all operations on July 14, 2024, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. In such case, the public shareholders may receive only $11.02 per share on the redemption of their shares (based on the amount held in the Trust Account as of June 6, 2024 and assuming the Extension Proposal is not approved). Additionally, if the Extension Proposal is not approved, you will forgo any of the potential benefits that could have been realized from a completed initial business combination resulting in owning shares in a successor operating business, including the potential appreciation in the value of the Company’s public shares and warrants following such a transaction, and the Company’s warrants would expire worthless. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

In the event the Extension Proposal is approved and the Company amends the Charter, NYSE American may delist the Company’s securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in the Company’s securities and subject the Company to additional trading restrictions.

The Company’s Class A Ordinary Shares and units are listed on the NYSE American LLC (“NYSE American”). NYSE American commenced delisting proceedings of the Company’s public warrants on June 25, 2024. On January 29, 2024, the Company received a written notice (the “Notice”) from NYSE Regulation (“NYSER”) indicating that we are not currently in compliance with Section 1003(b)(i) of the NYSE American LLC Company Guide because we have fewer than 300 public shareholders. Pursuant to the Notice, we submitted a compliance plan (the “Compliance Plan”) to NYSER outlining how we intend to cure the deficiency and regain compliance with the NYSE American continued listing standards by January 14, 2025. NYSER has accepted the Compliance Plan, and we are subject to quarterly monitoring by NYSER for compliance with the Compliance Plan. If we fail to regain compliance with the NYSE American’s continued listing standards by January 14, 2025, the NYSE American may initiate further delisting procedures. Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with the New York Stock Exchange’s (the “NYSE”) initial listing requirements, which are more rigorous than NYSE American’s continued listing requirements, in order to continue to maintain the listing of our securities on NYSE. We cannot assure you that we will be able to meet those initial listing requirements at that time. Because public shareholders elected to redeem an aggregate of 27,958,717 Class A ordinary shares in connection with the Extensions, there is an increased likelihood that we may fail to satisfy the minimum shareholders’ equity and public holders thresholds imposed by NYSE American. On April 17, 2024, the Company also received a written notice (the “Annual Report Notice”) from NYSER indicating that the Company was not in compliance with the NYSE American’s continued listing standards because the Company did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), which was due on April 16, 2024. The Annual Report Notice provides that the Company has a period of six months from the due date of the 2023 Annual Report (the “Cure Period”) to file such report and that the Company can regain compliance with the NYSE American’s continued listing standards at any time before that date by filing the 2023 Annual Report with the SEC and any other subsequent reports that are required to be filed during the cure period.

If the NYSE American delists any additional Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, the Company expects such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:

•        a limited availability of market quotations for the Company’s securities;

•        reduced liquidity for the Company’s securities;

•        a determination that the Class A Ordinary Shares are a “penny stock,” which will require brokers trading in the Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While the Company is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the Company was no longer listed on NYSE American, the Company’s securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The Company’s ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

The Sponsor is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay the initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination by July 14, 2023 or by the Extended Date or the Additional Extension Date, as applicable, if the Extension Proposal is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its public shareholders may only receive approximately $11.02 per share (based on the amount held in the Trust Account as of June 6, 2024 and assuming the Extension Proposal is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Company is deemed to be an investment company for purposes of the Investment Company Act, it would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

If the Company is deemed to be an investment company under the Investment Company Act, the Company’s activities would be severely restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities.

In addition, the Company would be subject to burdensome compliance requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, proxy and disclosure requirements and other rules and regulations that the Company is currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that the determination of whether a SPAC, like the Company, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. When applying these factors to the Company, as of the date of this proxy statement, the Company does not believe that the Company’s principal activities will subject the Company to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Since its inception, the Company’s business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, the Company does not plan to buy businesses or assets with a view to resale or profit from their resale and the Company does not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations until January 10, 2024, when, to mitigate the potential risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, the Company instructed the trustee to liquidate such investments and move the proceeds held in the Trust Account to an interest-bearing demand deposit account. Pursuant to the investment management trust agreement, dated as of January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (as amended, the “Trust Agreement”), the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing the Company’s directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), the Company intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in the Company’s securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete the initial business combination by the Extended Date, or the Additional Extension Date, as applicable or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by the Extended Date, or the Additional Extension Date, as applicable, the Company’s return of the funds held in the Trust Account to its public shareholders as part of our redemption of the public shares. If the Company does not invest the proceeds as described above, the Company may be deemed to be subject to the Investment Company Act.

If the Company were deemed to be an investment company for purposes of the Investment Company Act, the Company would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company may also be forced to abandon its efforts to complete an initial business combination, including the Business Combination, and instead be required to liquidate the Trust Account. In which case, the Company’s investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of its securities following such a transaction, and its warrants would expire worthless. For illustrative purposes, in connection with the liquidation of our Trust Account, the Company’s public shareholders may receive only approximately $11.02 per public share, which is based on estimates as of June 6, 2024, or less in certain circumstances, and our warrants would expire worthless.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect the Company’s business, including its ability to negotiate and complete its initial business combination, and results of operations.

The Company is subject to laws and regulations enacted by national, regional and local governments. In particular, the Company will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on the Company’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on the Company’s business, including its ability to negotiate and complete the initial business combination, and results of operations.

On January 24, 2024, the SEC issued the 2024 SPAC Rules, effective as of July 1, 2024, that formally adopted many of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2024 SPAC Rules may materially adversely affect the Company’s ability to negotiate and complete its initial business combination and may increase the costs and time related thereto.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on July 11, 2024, at 10:00 a.m., Eastern Time, at the offices of the Company, located at One World Trade Center, 85th Floor, New York, New York 10007, to consider and vote upon the Proposals to be put to the Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 14, 2024 to January 14, 2025 (the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on June 19, 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 13,194,283 Ordinary Shares issued and outstanding, including 13,194,282 Class A Ordinary Shares (including 12,041,282 Class A Ordinary Shares issued in connection with the IPO and 1,153,000 Class A Ordinary Shares held in the aggregate by the Sponsor and Cantor through Private Placement Units purchased simultaneously with the consummation of the IPO) and 1 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the Proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the Extension Proposal, and if presented, the Adjournment Proposal, constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting            . You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at One World Trade Center, 85th Floor, New York, New York 10007, attn.: General Counsel, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on July 11, 2024) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s General Counsel at the address above, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 10:00 a.m., Eastern Time, on July 11, 2024, at the offices of the Company, located at One World Trade Center, New York, New York 10007. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

The Company’s principal executive offices are located at One World Trade Center, 85th Floor, New York, New York 10007. The Company’s telephone number is (212) 257-0069. The Company’s corporate website address is https://www.10xspac.com/spacIII. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On February 18, 2021, the Sponsor purchased an aggregate of 11,672,500 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. On December 1, 2021, the Sponsor surrendered 2,089,167 Class B Ordinary Shares for no consideration, resulting in the Sponsor holding 9,583,333 Class B Ordinary Shares. On January 11, 2022, the Company effected a share capitalization of 421,667 Class B Ordinary Shares, resulting in the Sponsor holding 10,005,000 Class B Ordinary Shares as of the date of the IPO.

On January 14, 2022, the Company consummated its IPO of 30,000,000 units, including the issuance of 3,900,000 units as a result of the underwriter’s partial exercise of its over-allotment option, at $10.00 per unit. Each unit consists of one Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of an aggregate of 1,153,000 Private Placement Units at a purchase price of $10.00 per Private Placement Unit to the Sponsor and Cantor, generating gross proceeds to the Company of $11,530,000. Following the closings of the IPO and the Private Placement, a total of $304,500,000, comprised of $294,780,000 of the net proceeds from the IPO (which amount includes $14,280,000 of the underwriter’s deferred commission) and $9,720,000 of the proceeds from the sale of the Private Placement Units, was placed in the Trust Account maintained by Continental, acting as trustee.

On March 11, 2022, the Sponsor forfeited 5,000 Class B Ordinary Shares in connection with the expiration of the underwriter’s over-allotment option on the IPO.

On December 28, 2022, the Company held an extraordinary general meeting at which its shareholders approved the First Extension. In connection with the First Extension, a total of 186 shareholders elected to redeem an aggregate of 25,943,810 Class A Ordinary Shares, representing approximately 83.28% of the issued and outstanding Class A Ordinary Shares. As a result, an aggregate of $266,701,252.01 (or approximately $10.28 per share) was released from the Trust Account to pay such shareholders.

On July 10, 2023, the Board approved the extension of the date by which the Company is required to complete an initial business combination until October 14, 2023.

On October 12, 2023, the Company held an extraordinary general meeting at which the Company’s shareholders voted to, among other things, approve an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association to further extend the date by which the Company must (1) consummate an initial business combination, (2) cease operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares included as part of the Units sold in the Initial Public Offering, from October 14, 2023 to January 14, 2024 (the “Second Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Second Extended Date for up to six additional months, by one or more months each time, upon two days’ advance notice prior to the applicable deadline, up to July 14, 2024 (the “Additional Extension Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Second Extension” and such proposal, the “Second Extension Proposal”). In connection with the Second Extension, holders of an aggregate of 2,014,907 Class A ordinary shares, representing approximately 38.7% of the issued and outstanding Class A ordinary shares, exercised their right to redeem their shares for cash at a redemption price of approximately $10.68 per share. As a result, an aggregate of $21,514,603 million was released from the Trust Account to pay such shareholders.

On January 9, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until March 14, 2024.

On March 11, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until May 14, 2024.

On May 9, 2024, the Board approved the extension of the date by which the Company is required to complete an initial business combination until July 14, 2024.

The Charter currently provides that if the Company does not complete an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from July 14, 2024 to January 14, 2025, unless the closing of an initial business combination should have occurred prior thereto.

Reasons for the Extension Proposal

The Charter currently provides that the Company has until July 14, 2024, to complete an initial business combination. While the Company is still working towards the identification of a business combination target, the Board has determined that there may not be sufficient time before July 14, 2024 to complete a Business Combination. Accordingly, the Board believes that in order to be able to complete a Business Combination, it is appropriate to continue the Company’s existence until the Extended Date.

The Charter currently provides that if the Company does not complete an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

The Sponsor

The Sponsor is 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 10,881,000 Ordinary Shares, which consists of 1 Class B Ordinary Share and 881,000 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares, including the Converted Shares, or the Class A Ordinary Shares underlying the Private Placement Units, if the Company fails to complete an initial business combination by July 14, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for the Converted Shares, they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by July 14, 2024 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form attached as Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date and up to the Additional Extension Date, at the option of the Board. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date or up to the Additional Extension Date, at the option of the Board.

You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the $22,608,776 that was in the Trust Account as of June 6, 2024. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is implemented, the Sponsor will continue to receive payments from the Company of $37,500 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

In connection with the Extraordinary General Meeting to vote on, among other proposals, the Extension Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 9, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash in connection with the Extraordinary General Meeting to vote on the Extension Proposal. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)     prior to 5:00 p.m., Eastern Time, on July 9, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of the Company’s units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to the Company’s transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of June 6, 2024, which was $22,608,776, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.02 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on June 7, 2024, was $10.99. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for U.S. Shareholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if the Extension Proposal is approved. This section applies only to U.S. Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). The following discussion does not address any tax consequences relating to the Business Combination.

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of public shares (except as specifically provided below);

•        the Sponsor or its affiliates, officers or directors;

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar; or

•        “controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their public shares.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally.

Subject to the discussion below under the section entitled “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in 10X III held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of public shares generally will be qualified as a sale of public shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in 10X III or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only public shares actually owned by the U.S. Holder, but also public shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of 10X III’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of 10X III’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of public shares). For this purpose, voting shares generally means shares that participates in the election of the board of directors. Since the public shares do not participate in the election of the board of directors prior to the initial business combination, the public shares may not be treated as voting shares for this purpose. Consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in 10X III actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in 10X III actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of 10X III shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in 10X III. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in 10X III will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in 10X III constructively owned by the U.S. Holder.

Taxation of Redemption Treated as a Distribution.

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from 10X III’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. 10X III does not expect to have significant, if any, cumulative net earnings and profits on the date of the redemption. Distributions in excess of 10X III’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of public shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.”

Taxation of Redemption Treated as a Sale

Subject to the discussion below under the section entitled “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. However, it is unclear whether the redemption rights included in the public shares suspends the running of the holding period while the U.S. Holder holds such public shares.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

Definition of a PFIC.

A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.

PFIC Status of 10X III.

Based upon the composition of its income and assets, and upon a review of its financial statements, 10X III likely was a PFIC for its most recent taxable year ended on December 31, 2023 and likely will be a PFIC for the current taxable year.

Effects of PFIC Rules on the Redemption

If 10X III has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which 10X III was a PFIC, whichever is later (or a QEF Election along with a purging election), or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the redemption of such public shares would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of 10X III. Under these rules:

•        the U.S. Holder’s gain will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which 10X III was a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder will depend on whether the U.S. Holder has made a timely and effective election to treat 10X III as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which 10X III qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. A purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to 10X III is contingent upon, among other things, the provision by 10X III of a “PFIC Annual Information Statement” to such U.S. Holder. 10X III will endeavor to provide PFIC Annual Information Statements, upon written request, to U.S. Holders of public shares with respect to each current and future taxable year for which 10X III determines it is or has been a PFIC. There is no assurance, however, that 10X III will timely provide such information. A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) generally would not be subject to the adverse PFIC rules discussed above but instead would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of 10X III, whether or not such amounts are actually distributed.

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code. U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may annually elect to mark such stock or shares to its market value if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including the NYSE American (an “MTM Election”). No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election or whether the other requirements of this election are satisfied. If MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” but instead, in general, will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted basis in its public shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its public shares over the fair market value of public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The U.S. Holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on the redemption of its public shares will be treated as ordinary income. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the PFIC stock, then the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” may apply to the redemption of public shares under certain circumstances.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company, as amended, be further amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7     In the event that the Company does not consummate a Business Combination on or before (i) January 14, 2025, or (ii) April 14, 2025 in the event that the Directors resolve by resolutions of the Board, to extend the amount of time to complete a Business Combination for up to three (3) additional months, by one or more months each time, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)     as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 10,881,000 Ordinary Shares (which consists of 1 Class B Ordinary Share and 881,000 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting 82.5% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.02 per share, based on the amounts held in the Trust Account as of June 6, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, the 1 Class B Ordinary Share held by the Sponsor (whose members include certain of the Company’s directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such share), as will the private placement warrants underlying the 881,000 Private Placement Units held by the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by July 14, 2024, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2024, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•        On May 17, 2023, the Company amended and restated an existing unsecured promissory note issued to the Sponsor (as amended and restated on May 17, 2023, the “New Note”). The New Note is for an aggregate principal amount of up to $2,500,000 for working capital purposes. The New Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination and the day prior to the date the Company elects to liquidate and dissolve in accordance with the provisions of the Charter (such earlier date, the “Maturity Date”). Up to $1,500,000 of the principal amount of the New Note may also be converted into additional private placement-equivalent units, at a price of $10.00 per unit, at the option of the holder of the New Note at any time on or prior to the Maturity Date. As of June 7, 2024, the Company had $1,816,607 outstanding under the New Note.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is presented and not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to the Company as of June 1, 2024, with respect to the Company’s Ordinary Shares held by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s Ordinary Shares;

•        each of the Company’s executive officers and directors; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 13,194,283 Ordinary Shares outstanding as of June 1, 2024, including 13,194,282 Class A Ordinary Shares and 1 Class B Ordinary Share. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the Company’s outstanding warrants because such securities are not exercisable within 60 days of June 1, 2024.

Name and Address of Beneficial Owner(1)	Number of Class A Shares Beneficially Owned	Number of Class B Shares Beneficially Owned(2)	% of Class A Ordinary Shares	% of Class B Ordinary Shares	% of Total Outstanding Ordinary Shares
Greater than 5% Holders
10X Capital SPAC Sponsor III LLC(3)	10,880,999	1	82.5%	100.0%	82.5%
Directors and Executive Officers
Hans Thomas(3)	10,880,999	1	82.5%	100.0%	82.5%
David Weisburd(3)	10,880,999	1	82.5%	100.0%	82.5%
Guhan Kandasamy	—	—	—	—	—
Osman Ahmed	—	—	—	—	—
Christopher Jurasek	—	—	—	—	—
Woodrow H. Levin	—	—	—	—	—
Kash Sheikh	—	—	—	—	—
All directors and executive officers as a group (8 individuals)(3)	10,880,999	1	82.5%	100.0%	82.5%

____________

(1)      Unless otherwise noted, the business address of each of the entities, directors and executive officers in this table is 1 World Trade Center, 85th Floor, New York, New York 10007.

(2)      Interests shown consist of Founder Shares, classified as Class B ordinary shares. Such Founder Shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one for one basis, subject to adjustment.

(3)      Represents the interest directly held by the Sponsor. The Sponsor is controlled by its manager, 10X Capital Advisors, LLC (the “Manager”). The Manager has the sole voting and dispositive power of the securities held by the Sponsor. Hans Thomas and David Weisburd are the managing members of the Manager and accordingly may be deemed to have beneficial ownership of the securities reported herein. Each of Mr. Thomas and Mr. Weisburd disclaims any ownership of the securities reported herein other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

The Sponsor beneficially owns approximately 82.5% of the Company’s issued and outstanding Ordinary Shares. Because of its ownership block, the Sponsor may be able to effectively influence the outcome of all other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company.

If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by July 14, 2024, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at One World Trade Center, 85th Floor, New York, New York 10007, or (212) 257-0069, to inform the Company of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Proposals, you should contact the Company at the following address and telephone number:

10X Capital Venture Acquisition Corp. III
1 World Trade Center, 85th Floor
New York, New York 10007
Telephone: (212) 257-0069

If you are a shareholder of the Company and would like to request documents, please do so by July 4, 2024 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, it will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
June 28, 2024

ANNEX A

ANNEX A — EXTENSION PROPOSAL

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company, as amended, be further amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7     In the event that the Company does not consummate a Business Combination on or before January 14, 2025, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)     as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 10X CAPITAL VENTURE ACQUISITION CORP. III (the “Company”) Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 10, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend, visit: MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on January 14, 2022 (the “IPO”), from July 14, 2024 to January 14, 2025 (the “Extended Date”), unless the closing of an initial busi-ness combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”). FOR AGAINST ABSTAIN Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Proposal, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2024. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting To view the Proxy Statement and to Attend the Extraordinary General Meeting, please go to: FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 10X CAPITAL VENTURE ACQUISITION CORP. III The undersigned appoints David Weisburd and Guhan Kandasamy, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of the Company held of record by the undersigned at the close of business on June 19, 2024 at the Extraordinary General Meeting of the Company to be held on July 11, 2024, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side)